            Neuberger&Berman
GUARDIAN TRUSTSM

-------------------------------
            A No-Load Equity Fund
--------------------------------------------------------------------------------

    Neuberger&Berman GUARDIAN TRUST (the "Fund") is a growth and income fund that emphasizes investments in stocks of established, high-quality companies considered by the portfolio managers to be undervalued in comparison to stocks of similar companies.

    YOU CAN BUY, OWN, AND SELL FUND SHARES ONLY THROUGH AN ACCOUNT WITH AN ADMINISTRATOR, BROKER-DEALER, OR OTHER INSTITUTION THAT PROVIDES ACCOUNTING, RECORDKEEPING, AND OTHER SERVICES TO INVESTORS AND THAT HAS AN ADMINISTRATIVE SERVICES AGREEMENT WITH NEUBERGER&BERMAN MANAGEMENT INCORPORATED (EACH AN "INSTITUTION").
--------------------------------------------------------------------------------
    The Fund, which is a series of Neuberger&Berman Equity Trust (the "Trust"), invests all of its net investable assets in Neuberger&Berman Guardian Portfolio (the "Portfolio") of Equity Managers Trust ("Managers Trust"), an open-end management investment company managed by Neuberger&Berman Management Incorporated ("N&B Management"). The Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund. The investment performance of the Fund directly corresponds with the investment performance of the Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information on this structure that you should consider, see "Summary" on page 3, and "Information Regarding Organization, Capitalization, and Other Matters" on page 21.
    Please read this Prospectus before investing in the Fund and keep it for future reference. It contains information about the Fund that a prospective investor should know before investing. A Statement of Additional Information ("SAI") about the Fund and Portfolio, dated December 15, 1997, is on file with the Securities and Exchange Commission ("SEC"). The SAI is incorporated herein by reference (so it is legally considered a part of this Prospectus). You can obtain a free copy of the SAI by calling N&B Management at 800-877-9700.

         PROSPECTUS DATED DECEMBER 15, 1997, AS AMENDED APRIL 16, 1998

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

     SUMMARY                    3
The Fund and Portfolio; Risk
 Factors                        3
Management                      4
The Neuberger&Berman
 Investment Approach            4
     EXPENSE INFORMATION        5
Shareholder Transaction
 Expenses                       5
Annual Fund Operating
 Expenses                       5
Example                         6
     FINANCIAL HIGHLIGHTS       7
Selected Per Share Data and
 Ratios                         7
     INVESTMENT PROGRAM        10
Short-Term Trading;
 Portfolio Turnover            10
Borrowings                     10
Other Investments              11
     PERFORMANCE INFORMATION   12
Total Return Information       12
    HOW TO BUY SHARES          13
    HOW TO SELL SHARES         14
    SHARE PRICES AND NET
    ASSET VALUE                15
    DIVIDENDS, OTHER
    DISTRIBUTIONS, AND TAXES   16
Distribution Options           16
Taxes                          16
    MANAGEMENT AND
    ADMINISTRATION             18
Trustees and Officers          18
Investment Manager,
 Administrator,
 Distributor, and
 Sub-Adviser                   18
Expenses                       19
Transfer Agent                 20
    INFORMATION REGARDING
    ORGANIZATION,
    CAPITALIZATION, AND
    OTHER MATTERS              21
The Fund                       21
The Portfolio                  22
    DESCRIPTION OF
    INVESTMENTS                24
     DIRECTORY                 27

                                       -

SUMMARY

--------------------------------------------------
            The Fund and Portfolio; Risk Factors
--------------------------------------------------------------------------------
    The Fund is a series of the Trust and invests in the Portfolio which, in turn, invests in securities in accordance with an investment objective, policies, and limitations that are identical to those of the Fund. This is sometimes called a master/feeder fund structure, because the Fund "feeds" shareholders' investments into the Portfolio, a "master" fund. The structure looks like this:

                                  SHAREHOLDERS

                                            BUY SHARES IN
                                       -
                                       .
                                      FUND

                                            INVESTS IN
                                       -
                                       .
                                   PORTFOLIO

                                            INVESTS IN
                                       -
                                       .
                           STOCKS & OTHER SECURITIES

    The trustees who oversee the Fund believe that this structure may benefit shareholders; investment in the Portfolio by investors in addition to the Fund may enable the Portfolio to achieve economies of scale that could reduce expenses. For more information about the organization of the Fund and the Portfolio, including certain features of the master/feeder fund structure, see "Information Regarding Organization, Capitalization, and Other Matters" on page
21. An investment in the Fund involves certain risks, depending upon the types of investments made by the Portfolio. For more details about the Portfolio, its investments and their risks, see "Investment Program" on page 10 and "Description of Investments" on page 24.

    Here is a summary highlighting features of the Fund and the Portfolio. Of course, there can be no assurance that the Fund will meet its investment objective.

NEUBERGER&BERMAN     INVESTMENT                  PORTFOLIO
EQUITY TRUST         STYLE                       CHARACTERISTICS
-----------------------------------------------------------------------------
GUARDIAN TRUST       Broadly diversified,        A growth and income fund
                     large-cap value fund.       that invests primarily in
                                                 stocks of established, high-
                                                 quality companies that are
                                                 not well followed on Wall
                                                 Street or are temporarily
                                                 out of favor.

-------------------
            Management
--------------------------------------------------------------------------------
    N&B Management, with the assistance of Neuberger&Berman, LLC ("Neuberger&Berman") as sub-adviser, selects investments for the Portfolio. N&B Management also provides administrative services to the Portfolio and the Fund and acts as distributor of Fund shares. See "Management and Administration" on page 18. If you want to know how to buy and sell shares of the Fund, see "How to Buy Shares" on page 13 and "How to Sell Shares" on page 14, and the policies of the Institution through which you are purchasing shares.

--------------------------------------------------------------
            The Neuberger&Berman Investment Approach
--------------------------------------------------------------------------------
    In general, the Portfolio adheres to a value-oriented investment approach. A value-oriented portfolio manager buys stocks that are selling for a price that is lower than what the manager believes they are worth. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.
    Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets).
    A value-oriented manager believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic values. This approach also contemplates selling portfolio securities when they are considered to have reached their potential.

EXPENSE INFORMATION

    This section gives you certain information about the expenses of the Fund and the Portfolio. See "Performance Information" for important facts about the investment performance of the Fund, after taking expenses into account.

------------------------------------------------
            Shareholder Transaction Expenses
--------------------------------------------------------------------------------
    As shown by this table, the Fund imposes no transaction charges when you buy or sell Fund shares.

Sales Charge Imposed on Purchases                     NONE
Sales Charge Imposed on Reinvested Dividends          NONE
Deferred Sales Charges                                NONE
Redemption Fees                                       NONE
Exchange Fees                                         NONE

----------------------------------------------------
           Annual Fund Operating Expenses
            (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
    The following table shows annual operating expenses for the Fund which are paid out of the assets of the Fund and which include the Fund's pro rata portion of the operating expenses of the Portfolio ("Total Operating Expenses"). "Total Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses.
    The Fund pays N&B Management an administration fee based on the Fund's average daily net assets. The Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets; a pro rata portion of this fee is borne indirectly by the Fund. "Management and Administration Fees" in the following table are based upon administration fees incurred by the Fund and management fees incurred by the Portfolio during the past fiscal year. For more information, see "Management and Administration" and the SAI.
    The Fund and the Portfolio incur other expenses for things such as accounting and legal fees, transfer agency fees, custodial fees, printing and furnishing shareholder statements and Fund reports and compensating trustees who are not affiliated with N&B Management ("Other Expenses"). Other Expenses are based on the Fund's and Portfolio's expenses for the past fiscal year. All expenses are factored into the Fund's share prices and dividends and are not charged directly to Fund shareholders.

     NEUBERGER& BERMAN          MANAGEMENT AND      12B-1     OTHER     TOTAL OPERATING
        EQUITY TRUST          ADMINISTRATION FEES    FEES    EXPENSES      EXPENSES
---------------------------------------------------------------------------------------
GUARDIAN TRUST                       0.84%           None     0.04%          0.88%

    For more information, see "Expenses" on page 19.

-------------
            Example
--------------------------------------------------------------------------------
    To illustrate the effect of Total Operating Expenses, let's assume that the Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 you invested in the Fund, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following time periods:

           NEUBERGER& BERMAN
              EQUITY TRUST                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------
GUARDIAN TRUST                              $9        $28        $49        $108

    The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN, AND MAY CHANGE IF EXPENSE REIMBURSEMENTS CHANGE.

FINANCIAL HIGHLIGHTS

--------------------------------------------------
            Selected Per Share Data and Ratios
--------------------------------------------------------------------------------
    The financial information in the following table is for the Fund as of August 31, 1997 and prior periods. This information has been audited by the Fund's independent auditors. You may obtain, at no cost, further information about the performance of the Fund in its annual report to shareholders. The auditors' report is incorporated in the SAI by reference to the annual report. Please call 800-877-9700 for a free copy of the annual report and for up-to-date information. Also, see "Performance Information."

FINANCIAL HIGHLIGHTS
Neuberger&Berman

---------------------
            Guardian Trust
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its Portfolio's income and expenses. It should be read in conjunction with its Portfolio's Financial Statements and notes thereto.

                                                                                                                   Period from
                                                                                                                August 3, 1993(1)
                                                                         Year Ended August 31,                    to August 31,
                                                              1997          1996         1995         1994            1993
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $  14.24      $  13.83       $11.27       $10.27         $10.00
                                                            ------------------------------------------------------------------
Income From Investment Operations
  Net Investment Income                                          .08           .16          .13          .09             --
  Net Gains or Losses on Securities (both realized and
    unrealized)                                                 5.48           .55         2.55          .99            .27
                                                            ------------------------------------------------------------------
      Total From Investment Operations                          5.56           .71         2.68         1.08            .27
                                                            ------------------------------------------------------------------
Less Distributions
  Dividends (from net investment income)                        (.10)         (.14)        (.12)        (.07)            --
  Distributions (from net capital gains)                        (.23)         (.16)          --         (.01)            --
                                                            ------------------------------------------------------------------
      Total Distributions                                       (.33)         (.30)        (.12)        (.08)            --
                                                            ------------------------------------------------------------------
Net Asset Value, End of Year                                $  19.47      $  14.24       $13.83       $11.27         $10.27
                                                            ------------------------------------------------------------------
Total Return(2)                                               +39.56%        +5.19%      +24.01%      +10.57%         +2.70%(3)
                                                            ------------------------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                     $2,269.8      $1,340.1       $683.1       $ 75.8         $   --
                                                            ------------------------------------------------------------------
  Ratio of Gross Expenses to Average Net Assets(4)               .88%          .92%          --           --             --
                                                            ------------------------------------------------------------------
  Ratio of Net Expenses to Average Net Assets                    .88%          .92%(5)      .90%(5)      .80%(5)        .81%(5)(6)
                                                            ------------------------------------------------------------------
  Ratio of Net Investment Income to Average Net Assets           .47%         1.26%(5)     1.35%(5)     1.50%(5)       1.00%(5)(6)
                                                            ------------------------------------------------------------------

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

1)The date investment operations commenced.

2)Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period, and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Had N&B Management not reimbursed certain expenses of the Fund, total return would have been lower.

3)Not annualized.

4)For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. These ratios reflect the reimbursement of certain expenses.

5)After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action, the annualized ratios of net expenses and net investment income (loss) to average daily net assets would have been:

                                                                         Period from
                                                                        August 3, 1993
                                          Year Ended August 31,         to August 31,
                                       1996       1995       1994            1993
--------------------------------------------------------------------------------------
Net Expenses                            .92%       .96%      1.52%          2.50%
                                       -----------------------------------------------
Net Investment Income (Loss)           1.26%      1.29%       .78%          (.69%)
                                       -----------------------------------------------

6)Annualized.

7)Because the Fund invests only in the Portfolio and the Portfolio (rather than the Fund) engages in securities transactions, the Fund does not calculate a portfolio turnover rate or pay any brokerage commissions. The portfolio turnover rates for the Portfolio for the period from August 2, 1993 to August 31, 1993 and the years ended August 31, 1994, 1995, 1996, and 1997 were 3%,
  24%, 26%, 37%, and 50%, respectively. The average commission rates paid by the Portfolio for the years ended August 31, 1996 and 1997 were $0.0580 and $0.0538, respectively.

INVESTMENT PROGRAM

    The investment policies and limitations of the Fund are identical to those of the Portfolio. The Fund invests only in the Portfolio. Therefore, the following shows you the kinds of securities in which the Portfolio invests. For an explanation of some types of investments, see "Description of Investments" on page 24.
    Investment policies and limitations of the Fund and Portfolio are not fundamental unless otherwise specified in this Prospectus or the SAI. Fundamental policies may not be changed without shareholder approval. A non-fundamental policy or limitation may be changed by the trustees of the Trust or of Managers Trust without shareholder approval.
    Additional investment techniques, features, and limitations concerning the Portfolio's investment program are described in the SAI.
    The investment objective of the Fund and Portfolio is to seek capital appreciation and, secondarily, current income. This investment objective is not fundamental. There can be no assurance that the Fund or Portfolio will achieve its objective. The Fund, by itself, does not represent a comprehensive investment program.
    The Portfolio invests primarily in common stocks of long-established, high-quality companies. The Portfolio uses the value-oriented investment approach in selecting securities. Thus, N&B Management looks for such factors as low price-to-earnings ratios, strong balance sheets, solid managements, and consistent earnings.
    Neuberger&Berman GUARDIAN Fund, a mutual fund that is a series of Neuberger&Berman Equity Funds ("N&B Equity Funds") and is administered by N&B Management, also invests all of its net investable assets in the Portfolio ("Sister Fund"). The Sister Fund has paid its shareholders an income dividend every quarter and a capital gain distribution every year since the Sister Fund's inception in 1950; the Fund has done so since December 1993. Of course, this past record does not necessarily predict the Fund's future practices.

-----------------------------------------------------
            Short-Term Trading; Portfolio Turnover
--------------------------------------------------------------------------------
    Although the Portfolio does not purchase securities with the intention of profiting from short-term trading, the Portfolio may sell portfolio securities when N&B Management believes that such action is advisable. See "Notes to Financial Highlights" for more information about the portfolio turnover rate of the Portfolio.

-----------------
            Borrowings
--------------------------------------------------------------------------------
    The Portfolio has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). The Portfolio does not expect to borrow money or to enter into reverse repurchase agreements. As a non-fundamental policy, the Portfolio may not purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets.

--------------------------
            Other Investments
--------------------------------------------------------------------------------
    For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

PERFORMANCE INFORMATION

    The performance of the Fund is commonly measured as TOTAL RETURN. TOTAL RETURN is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividends, other distributions, and variations in share prices from the beginning to the end of a period.
    An average annual total return is a hypothetical rate of return that, if achieved annually, would result in the same cumulative total return as was actually achieved for the period. This evens out year-to-year variations in actual performance. Past results do not, of course, guarantee future performance. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.
    The Fund commenced operations in August 1993, and its first fiscal year ended August 31, 1993. The following table shows the average annual total returns of the Fund for the 1-year, 5-year, 10-year and since inception periods ended August 31, 1997. Returns for periods prior to the Fund's commencement of operations represent the performance of the Sister Fund. The table also shows a comparison with the S&P "500" Index. The S&P "500" Index is the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of overall stock market activity. Please note that an index does not take into account any fees or expenses of investing in the individual securities that it tracks. Further information regarding the Fund's performance is presented in its annual report to shareholders, which is available without charge by calling 800-877-9700.

                    AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
                             ENDED AUGUST 31, 1997

NEUBERGER& BERMAN                                  SINCE     INCEPTION
  EQUITY TRUST     1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
----------------------------------------------------------------------
GUARDIAN TRUST     +39.56%  +19.85%    +14.42%    +13.42%     6/1/50
S&P "500"          +40.73   +19.78     +13.85     +12.84*       N/A

* From the Sister Fund's inception date.

    Had N&B Management not reimbursed certain expenses, the total returns of the Fund would have been lower. The total returns for periods prior to the Fund's commencement of operations would have been lower had they reflected the higher fees of the Fund, as compared to those of the Sister Fund.
    The following table lets you take a closer look at how the Fund and its Sister Fund performed year by year, in terms of an annual per share total return for each of the last ten calendar years (ending December 31). Please note that the previous chart reflects information for periods ended on the Fund's last fiscal year-end (that is, as of August 31, 1997).

               TOTAL RETURNS FOR CALENDAR YEARS ENDED DECEMBER 31

 NEUBERGER& BERMAN
   EQUITY TRUST        1987       1988       1989       1990       1991       1992       1993       1994       1995       1996
--------------------------------------------------------------------------------------------------------------------------------
GUARDIAN TRUST         -1.0%     +28.0%     +21.5%      -4.7%     +34.3%     +19.0%     +13.5%      +1.5%     +32.0%     +17.7%
S&P "500" INDEX        +5.2      +16.5      +31.6       -3.1      +30.3       +7.6      +10.0       +1.4      +37.5      +22.9

    TOTAL RETURN INFORMATION. You can obtain current performance information about the Fund by calling N&B Management at 800-877-9700.

HOW TO BUY SHARES

    YOU CAN BUY AND OWN FUND SHARES ONLY THROUGH AN ACCOUNT WITH AN INSTITUTION. N&B Management and the Fund do not recommend, endorse, or receive payments from any Institution. N&B Management compensates Institutions for services they provide under an administrative services agreement. N&B Management does not provide investment advice to any Institution or its clients or make decisions regarding their investments.
    Each Institution will establish its own procedures for the purchase of Fund shares, including minimum initial and additional investments for shares of the Fund and the acceptable methods of payment for shares. Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after a purchase order is received and accepted by an Institution. Investors should consult their Institution to determine the time by which it must receive an order so that Fund shares can be purchased at that day's price. Prices for Fund shares are calculated as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time. An Institution may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when an investor has no access to that Institution to buy shares.

--------------------------
            Other Information
--------------------------------------------------------------------------------

        - An Institution must pay for shares it purchases on its clients' behalf in U.S. dollars.

        - The Fund has the right to suspend the offering of its shares for a period of time. The Fund also has the right to accept or reject a purchase order in its sole discretion.

        - The Fund does not issue certificates for shares.

        - Some Institutions may charge their clients a fee in connection with purchases of shares of the Fund.

HOW TO SELL SHARES

    You can sell (redeem) all or some of your Fund shares only through an account with an Institution. Each Institution will establish its own procedures for the sale of Fund shares and the payment of redemption proceeds. Shares are sold at the next price calculated on a day the NYSE is open, after a sales order is received and accepted by an Institution. Investors should consult their Institution to determine the time by which it must receive an order so that Fund shares can be sold at that day's price. Prices for Fund shares are calculated as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time. An Institution may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when an investor has no access to that Institution to sell shares.

--------------------------
            Other Information
--------------------------------------------------------------------------------

        - Redemption proceeds will be paid to Institutions as agreed with N&B Management, but in any case within three business days (under unusual circumstances the Fund may take longer, as permitted by law). An Institution may not follow the same procedures for payment of redemption proceeds to its clients.

        - The Fund may suspend redemptions or postpone payments on days when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

        - Some Institutions may charge their clients a fee in connection with redemptions of shares of the Fund.

SHARE PRICES AND NET ASSET VALUE

    The Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAVs for the Fund and the Portfolio are calculated by subtracting liabilities from total assets (in the case of the Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of the Fund, its percentage interest in the Portfolio, multiplied by the Portfolio's NAV, plus any other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. The Fund and the Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.
    The Portfolio values securities (including options) listed on the NYSE, the American Stock Exchange, or other national securities exchanges or quoted on Nasdaq, and other securities for which market quotations are readily available, at the last sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. The Portfolio values all other securities and assets, including restricted securities, by a method that the trustees of Managers Trust believe accurately reflects fair value.
    If N&B Management believes that the price of a security obtained under the Portfolio's valuation procedures (as described above) does not represent the amount that the Portfolio reasonably expects to receive on a current sale of the security, the Portfolio will value the security based on a method that the trustees of Managers Trust believe accurately reflects fair value.

DIVIDENDS, OTHER DISTRIBUTIONS,

AND TAXES

    The Fund distributes substantially all of its share of any net investment income (net of the Fund's expenses) earned by the Portfolio near the end of each calendar quarter. The Fund distributes substantially all of its share of the Portfolio's net capital gains from investment transactions and net gains from foreign currency transactions, if any, normally in December.

-----------------------------
            Distribution Options
--------------------------------------------------------------------------------

    REINVESTMENT IN SHARES. All dividends and other distributions paid on shares of the Fund are automatically reinvested in additional shares of the Fund, unless an Institution elects to receive them in cash. Dividends and other distributions are reinvested at the Fund's per share NAV, usually as of the date the dividend or other distribution is payable.

    DISTRIBUTIONS IN CASH. An Institution may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, or to receive all dividends and other distributions in cash.

----------
            Taxes
--------------------------------------------------------------------------------
    An investment has certain tax consequences, depending on the type of account through which the investment is made. FOR AN ACCOUNT UNDER A QUALIFIED RETIREMENT PLAN OR AN INDIVIDUAL RETIREMENT ACCOUNT, TAXES ARE DEFERRED.

    TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and generally also are subject to state and local income taxes. Distributions are taxable when they are paid, whether in cash or by reinvestment in additional Fund shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared. Investors who buy Fund shares just before the Fund deducts a dividend or other distribution from its NAV will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Investors who are considering the purchase of Fund shares near the end of a calendar quarter should take this into account.
    For federal income tax purposes, dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long an investor has owned Fund shares. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before an investor bought Fund shares. Under the

Taxpayer Relief Act of 1997, different maximum tax rates apply to the Fund's distributions of net capital gain depending on the Portfolio's holding period.
    Every January, the Fund will send each Institution that is a shareholder therein a statement showing the amount of distributions paid in cash or reinvested in Fund shares for the previous year. Each Institution will also receive information showing (1) the portion, if any, of those distributions that generally is not subject to state and local income taxes in certain states and
(2) capital gain distributions broken down in a manner that will enable investors or their tax advisers to determine the appropriate rate of capital gains tax on such distributions.

    TAXES ON REDEMPTIONS. Capital gains realized on redemptions of Fund shares are subject to tax. A capital gain or loss generally is the difference between the amount paid for shares (including the amount of any dividends and other distributions that were reinvested) and the amount received when shares are sold. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the capital gains rate applicable to an investor's holding period and tax bracket.
    When an Institution sells Fund shares, it will receive a confirmation statement showing the number of shares sold and the price.

    OTHER. Every January, Institutions will receive a consolidated transaction statement for the previous year. Each Institution is required annually to send each investor in its account a statement showing the investor's distribution and transaction information for the previous year.
    The Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes so that it will not have to pay federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders.
    The foregoing is only a summary of some of the important income tax considerations affecting each Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, investors should consult their tax advisers.

MANAGEMENT AND ADMINISTRATION

-------------------------------
            Trustees and Officers
--------------------------------------------------------------------------------
    The trustees of the Trust and the trustees of Managers Trust, who are currently the same individuals, have oversight responsibility for the operations of the Fund and Portfolio, respectively. The SAI contains general background information about each trustee and officer of the Trust and of Managers Trust. The trustees and officers of the Trust and of Managers Trust who are officers and/or directors of N&B Management and/or principals of Neuberger&Berman serve without compensation from the Fund or the Portfolio.

--------------------------------------------------
            Investment Manager, Administrator,
            Distributor, and Sub-Adviser
--------------------------------------------------------------------------------
    N&B Management serves as the investment manager of the Portfolio, as administrator of the Fund, and as distributor of the shares of the Fund. N&B Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. In addition to serving the Portfolio, N&B Management currently serves as investment manager of other mutual funds. Neuberger&Berman acts as sub-adviser for the Portfolio and other mutual funds managed by N&B Management. The mutual funds managed by N&B Management and Neuberger&Berman had aggregate net assets of approximately $21.2 billion as of September 30, 1997.
    As sub-adviser, Neuberger&Berman furnishes N&B Management with investment recommendations and research without added cost to the Portfolio. N&B Management compensates Neuberger&Berman for its costs in connection with those services. Neuberger&Berman is a member firm of the NYSE and other principal exchanges and acts as the Portfolio's principal broker in the purchase and sale of its securities. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts that had approximately $54.1 billion of assets as of September 30, 1997. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman.
    Kent C. Simons and Kevin L. Risen are primarily responsible for the day-to-day management of the Portfolio. Mr. Simons and Mr. Risen are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Simons has had responsibility for the Portfolio since 1981. Mr. Risen has had responsibility for the Portfolio since 1996, and during the year prior thereto, he was a portfolio manager for Neuberger&Berman. He was a research analyst at Neuberger&Berman from 1992 to 1995.
    Neuberger&Berman acts as the principal broker for the Portfolio in the purchase and sale of portfolio securities and in the sale of covered call options, and for those services receives brokerage commissions. In effecting securities transactions, the Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.
    The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds(R).
    To mitigate the possibility that the Portfolio will be adversely affected by employees' personal trading, the Trust, Managers Trust, N&B Management and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

    YEAR 2000. Like other financial and business organizations, the Fund and Portfolio could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Fund's and Portfolio's other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and Portfolio.

---------------
            Expenses
--------------------------------------------------------------------------------
    N&B Management provides investment management services to the Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. For investment management services, the Portfolio pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of the Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
    N&B Management provides administrative services to the Fund that include furnishing facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, the Fund pays N&B Management a fee at the annual rate of 0.40% of the Fund's average daily net assets. With the Fund's consent, N&B Management may subcontract to Institutions some of its responsibilities to the Fund under the administration agreement and may compensate each Institution that provides such services at an annual rate of up to 0.25% of the average net asset value of Fund shares held through that Institution.
    The Fund bears all expenses of its operations other than those borne by N&B Management as administrator of the Fund and as distributor of its shares. The

Portfolio bears all expenses of its operations other than those borne by N&B Management as investment manager of the Portfolio. These expenses include the "Other Expenses" described on page 5. See "Expense Information -- Annual Fund Operating Expenses" for information about how these fees and expenses may affect the value of your investment.
    During its 1997 fiscal year, the Fund accrued administration fees and a pro rata portion of the Portfolio's management fees, as a percentage of the Fund's average daily net assets, of 0.84%.
    During its 1997 fiscal year, the Fund bore aggregate expenses as a percentage of its average daily net assets of 0.88% per annum.
    N&B Management has voluntarily undertaken to reimburse the Fund for its Total Operating Expenses so that the Fund's expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Fund's average daily net assets. The Fund's per annum "expense ratio" is the sum of the Fund's Total Operating Expenses, divided by the Fund's average daily net assets for the year. N&B Management may terminate this undertaking to the Fund by giving at least 60 days' prior written notice to the Fund. The effect of reimbursement by N&B Management is to reduce the Fund's expenses and thereby increase its total return.

---------------------
            Transfer Agent
--------------------------------------------------------------------------------
    The Fund's transfer agent is State Street Bank and Trust Company ("State Street"). State Street administers purchases, redemptions, and transfers of Fund shares with respect to Institutions and the payment of dividends and other distributions to Institutions. All correspondence should be addressed to Neuberger&Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INFORMATION REGARDING ORGANIZATION,

CAPITALIZATION, AND OTHER MATTERS

--------------
            The Fund
--------------------------------------------------------------------------------
    The Fund is a separate operating series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of May 6, 1993. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate series. The Fund invests all of its net investable assets in the Portfolio, receiving a beneficial interest in the Portfolio. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of a series belong only to that series, and the liabilities of a series are borne solely by that series and no other.

    DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

    SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The trustees will call special meetings of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.

    CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

    OTHER. Because Fund shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with N&B Management to perform services. Depending on the policies of the Institutions involved, an investor may be able to transfer an account from one Institution to another.

-------------------
            The Portfolio
--------------------------------------------------------------------------------
    The Portfolio is a separate operating series of Managers Trust, a New York common law trust organized as of December 1, 1992. Managers Trust is registered under the 1940 Act as a diversified, open-end management investment company. Managers Trust has six separate portfolios. The assets of the Portfolio belong only to the Portfolio, and the liabilities of the Portfolio are borne solely by the Portfolio and no other.

    FUND'S INVESTMENT IN PORTFOLIO. The Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in the Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.
    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Portfolio. The Sister Fund, a series of N&B Equity Funds, and another mutual fund that is a series of Neuberger&Berman Equity Assets ("N&B Equity Assets"), invest all of their respective net investable assets in the Portfolio. The shares of the series of N&B Equity Funds (but not of N&B Equity Assets) are available for purchase by members of the general public. The Fund does not sell its shares directly to members of the general public. The Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in the Portfolio (including the series of N&B Equity Funds and N&B Equity Assets) are not required to sell their shares at the same public offering price as the Fund, could have a different administration fee and expenses than the Fund, and (except the series of N&B Equity Funds and N&B Equity Assets) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any fund that invests in the Portfolio is available from N&B Management by calling 800-877-9700.
    The trustees of the Trust believe that investment in the Portfolio by the series of N&B Equity Funds or N&B Equity Assets or by other potential investors in addition to the Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefitting all shareholders.
    The Fund may withdraw its entire investment from the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors

(including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the trustees of the Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

    INVESTOR MEETINGS AND VOTING. The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    CERTAIN PROVISIONS. Each investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

DESCRIPTION OF INVESTMENTS

    In addition to common stocks and other securities referred to in "Investment Program" herein, the Portfolio may make the following investments, among others, individually or in combination, although it may not necessarily buy all of the types of securities or use all of the investment techniques that are described. For additional information on the following investments and on other types of investments which the Portfolio may make, see the SAI.

    ILLIQUID, RESTRICTED AND RULE 144A SECURITIES. The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the Securities Act of 1933, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless N&B Management, acting pursuant to guidelines established by the trustees of Managers Trust, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolio may be subject to legal restrictions which could be costly to the Portfolio.

    FOREIGN SECURITIES. Foreign securities are those of issuers organized and doing business principally outside the United States, including non-U.S. governments, their agencies, and instrumentalities. The Portfolio may invest up to 10% of the value of its total assets in foreign securities. The 10% limitation does not apply to foreign securities that are denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). Foreign securities (including those denominated in U.S. dollars and ADRs) are affected by political and economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid and more volatile than U.S. markets and may offer less protection to investors. Investments in foreign securities that are not denominated in U.S. dollars (including those made through ADRs) may be subject to special risks, such as governmental regulation of foreign exchange transactions and changes in rates of exchange with the U.S. dollar, irrespective of the performance of the underlying investment.

    COVERED CALL OPTIONS. The Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against portfolio securities and may purchase call options in related closing transac-tions. When the Portfolio writes a covered call option against a security, the Portfolio is obligated to sell that security to the purchaser of the option at a fixed price at any time during a specified period if the purchaser decides to exercise the option. The maximum price the Portfolio may realize on the security during the option period is the fixed price; the Portfolio continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.
    The primary risks in using call options are (1) possible lack of a liquid secondary market for options and the resulting inability to close out options when desired; (2) the fact that use of options is a highly specialized activity that involves skills, techniques, and risks (including price volatility and a high degree of leverage) different from those associated with selection of the Portfolio's securities; (3) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain by offsetting favorable price movements in hedged investments; and (4) the possible inability of the Portfolio to sell a security at a time that would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvantageous time, due to its need to maintain "cover" in connection with its use of these instruments.

    REPURCHASE AGREEMENTS/SECURITIES LOANS. In a repurchase agreement, the Portfolio buys a security from a Federal Reserve member bank or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. The Portfolio also may lend portfolio securities to banks, brokerage firms, or institutional investors to earn income. Costs, delays, or losses could result if the selling party to a repurchase agreement or the borrower of portfolio securities becomes bankrupt or otherwise defaults. N&B Management monitors the creditworthiness of sellers and borrowers.

    OTHER INVESTMENTS. Although the Portfolio invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents.
    U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Fannie Mae (formerly, Federal National Mortgage Association), Freddie Mac (formerly, Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.
    "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics. The value of the fixed income securities in which the Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Portfolio's fixed income investments is likely to rise.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR,
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180
(800) 877-9700

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Neuberger&Berman, Neuberger&Berman Management Inc., and Neuberger&Berman Guardian Trust are registered trademarks or service marks of Neuberger&Berman, LLC or Neuberger&Berman Management Inc.
(C) 1997 Neuberger&Berman Management Incorporated.

                 (This page has been left intentionally blank.)